SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
       Date of Report (DATE OF EARLIEST EVENT REPORTED) December 14, 2006

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            000-32465                                04-3402789
         ---------------                        --------------------
    (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                              Worcester, MA 01605
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 14, 2006, an amendment to the 10KSB filing for the year ended April 30, 2006 reflected the correct date in Exhibit 32 of April 30, 2006. Additionally, an amendment to the 10QSB for the period ended July 31, 2006 reflected the correct date in Exhibit 32 of July 31, 2006. Finally, an amendment to the 10QSB for the period ended October 31, 2006 reflected the changes in
Exhibit 31 and Exhibit 32 to read 10QSB and not 10KSB and with the corrected date of October 31, 2006 in Exhibit 32.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                          (Registrant)

     Dated: December 14, 2006                    By: /s/ Jonathan  C. Ricker
                                                 ------------------------------
                                                         Jonathan C. Ricker
                                                      Chief Executive Officer
                                                      Chief Financial Officer